UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 27, 2019

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value Series A Junior Participating Preferred Stock Purchase Rights	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2019, Schmitt Industries, Inc. (“Schmitt” or the “Company”) entered into a Transition Services Agreement (“TSA”), whereby Tosei America, Inc. and Tosei Engineering Corp. (collectively, “Tosei”) and Schmitt will render critical operational services to one another for up to one year. Tosei and Schmitt will bill for services rendered based a formula whereby the percentage of each employee’s time spent on performing operational services for the other party is multiplied by that employee’s compensation.

On November 22, 2019, Tosei America, Inc. entered into a 10-year triple net lease of Schmitt’s 28th Avenue manufacturing facility. Base rent for the first twelve months will be approximately $23 thousand a month.

The foregoing descriptions of the TSA and the lease agreement do not purport to be complete and are qualified in their entirety by reference to the TSA and the lease agreement which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 22, 2019, Schmitt completed the previously announced sale of its Schmitt Dynamic Balance Systems (“SBS”) business line to Tosei, for a purchase price of $10.5 million in cash.

Schmitt previously reported the definitive agreement to sell SBS to Tosei in the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2019.

Item 8.01 Other Events.

On November 27, 2019, Schmitt issued a press release in connection with the foregoing. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial information of Schmitt, giving effect to the Transaction, as of August 31, 2019 and for the three months then ended, and for the fiscal years ended May 31, 2019 and 2018, is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits

99.1	Transition Services Agreement, dated November 22, 2019 between the Company and Tosei America, Inc.

99.2	Lease Agreement, dated November 22, 2019 between the Company and Tosei America, Inc.

99.3	Press Release Entitled Schmitt Industries Inc Completes Sale of SBS Business Line for $10.5 million

99.4	Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

November 27, 2019	By:	/s/ Regina Walker
Name: Regina Walker
Title: Chief Financial Officer and Treasurer